United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

November 16, 2007

Date of Report

[Date of Earliest Event Reported]

DIVERSE HOLDINGS CORPORATION

(Exact name of Registrant as specified in its Charter)

Delaware	000-31427	13-2624828
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

4685 S. Highland Drive, Suite #202

Salt Lake City, Utah 84117

(Address of Principal Executive Offices)

(801) 278-9424

(Registrant’s Telephone Number, including area code)

Diversified Investors Corporation

222 East 80th Street, Apt. 1H

New York, New York 10021

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On or about December 7, 2007, the Company was notified that its former trading symbol, “DIVN,” on the Pink Sheets was changed to “DVRH” in connection with the change of the Company’s name from “Diversified Investors Corporation” to “Diverse Holdings Corporation,” as per the Certificate of Renewal and Revival of Charter filed on or about November 16, 2007, with the Delaware Secretary of State.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

DIVERSE HOLDINGS CORPORATION

Date:	12/07/2007	By:	/s/ Gregory Aurre
Gregory Aurre
President

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